UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 4, 2007
Pharmion Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50447	84-1521333

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 28th Street, Boulder, Colorado	80301

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 720-564-9100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On June 4, 2007, Pharmion Corporation (the “Company”) announced that the French regulatory authority has granted an Autorisation Temporaire d’Utilisation (ATU), or Temporary Authorization for Use, for Thalidomide (thalidomide) for the treatment of untreated multiple myeloma.
Also on June 4, 2007, the Company announced the final results of a Phase III study on Thalidomide (thalidomide) in elderly multiple myeloma patients.
The press releases are filed as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release issued by Pharmion Corporation on June 4, 2007 announcing the granting of Temporary Authorization for Use for Thalidomide (thalidomide) for the treatment of untreated multiple myeloma.

99.2	Press Release issued by Pharmion Corporation on June 4, 2007 announcing Phase III Clinical Data on Thalidomide in Multiple Myeloma.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMION CORPORATION
Date: June 4, 2007	By:	/s/ Steven N. Dupont
		Name:	Steven N. Dupont
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Pharmion Corporation on June 4, 2007 announcing the granting of Temporary Authorization for Use for Thalidomide (thalidomide) for the treatment of untreated multiple myeloma.

99.2	Press Release issued by Pharmion Corporation on June 4, 2007 announcing Phase III Clinical Data on Thalidomide in Multiple Myeloma.